                                  EXHIBIT (2)

            Letter Agreements regarding Modification of Stock Options
                          between MigraTEC, Inc., and:
                                 Mark C. Myers,
                             W. Curtis Overstreet,
                                Rick J. Johnson,
                              Joseph B. Meredith,
                               Benjamin Swirsky,
                             Deane C. Watson, Jr.,
                           Richard A. Gray, Jr., and
                                Marcus R. Rowan

                                                                     EXHIBIT (2)

September 7, 1999

Mr. Mark C. Myers
1913 Deerfield Drive
Plano, Texas  75023

Re:  Letter Agreement regarding Modification of Stock Options

Dear Mark:


Pursuant to our discussions, this letter agreement will act as a modification of your employment agreement and any other agreements which MigraTEC, Inc., may have with you with regard to any and all common stock options previously granted to you by MigraTEC. It is understood, in this regard, that you are in agreement with a reduction of the number of stock option shares currently granted to you in exchange for certain consideration from MigraTEC set forth below.

     The specific agreed upon changes to your stock option are as follows:

     1) The total number of shares in your stock option are hereby reduced from 900,000 shares to 450,000 shares at an exercise price of $.20 per share.

     2) Your right to exercise all or any portion of the 450,000 shares covered by your revised option, by tendering the appropriate payment to MigraTEC, is fully vested as of the date of this letter agreement and shall remain in effect for a period of four years after the date of any termination of your employment with MigraTEC, whether on a voluntary or involuntary basis.

     3) MigraTEC agrees to file a registration statement covering the shares underlying your stock option on or before October 15, 1999.

     4)  Your right to 3 weeks of paid vacation per year shall vest immediately.

To indicate your acceptance of the terms and conditions of this letter agreement and the modifications to your current stock option rights with MigraTEC, please sign both originals of this letter agreement and return one original to me. Thank you for your cooperation in this matter.


                                   Sincerely,


                                   /s/ W. CURTIS OVERSTREET
                                   ---------------------------
                                   W. Curtis Overstreet
                                   President, CEO and Director

Agreed and Accepted:


/s/ MARK C. MYERS
--------------------------
Mark C. Myers


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                                                                     EXHIBIT (2)

September 7, 1999

Mr. W. Curtis Overstreet
12801 N. Stemmons Frwy #710
Dallas, Texas  75234

Re:  Letter Agreement regarding Modification of Stock Options

Dear Curtis:


Pursuant to our discussions, this letter agreement will act as a modification of your employment agreement and any other agreements which MigraTEC, Inc., may have with you with regard to any and all common stock options previously granted to you by MigraTEC. It is understood, in this regard, that you are in agreement with a reduction of the number of stock option shares currently granted to you in exchange for certain consideration from MigraTEC set forth below.

The specific agreed upon changes to your stock option are as follows:

     1) The total number of shares in your stock option are hereby reduced from 6,000,000 shares to 3,000,000 shares at an exercise price of $.20 per share.

     2) Your right to exercise all or any portion of the 3,000,000 shares covered by your revised option, by tendering the appropriate payment to MigraTEC, is fully vested as of the date of this letter agreement and shall remain in effect for a period of four years after the date of any termination of your employment with MigraTEC, whether on a voluntary or involuntary basis.

     3) MigraTEC agrees to file a registration statement covering the shares underlying your stock option on or before October 15, 1999.

     4)  Your right to 3 weeks of paid vacation per year shall vest immediately.

To indicate your acceptance of the terms and conditions of this letter agreement and the modifications to your current stock option rights with MigraTEC, please sign both originals of this letter agreement and return one original to me. Thank you for your cooperation in this matter.


                                   Sincerely,


                                   /s/ DEANE C. WATSON, JR.
                                   ------------------------------
                                   Deane C. Watson, Jr.
                                   Director, Compensation Committee Chairman

Agreed and Accepted:


/s/ W. CURTIS OVERSTREET
---------------------------
W. Curtis Overstreet



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                                                                     EXHIBIT (2)

September 7, 1999

Mr. Rick J. Johnson
14026 Prestwick Drive
Farmers Branch, Texas  75234

Re:  Letter Agreement regarding Modification of Stock Options

Dear Rick:


Pursuant to our discussions, this letter agreement will act as a modification of your employment agreement and any other agreements which MigraTEC, Inc., may have with you with regard to any and all common stock options previously granted to you by MigraTEC. It is understood, in this regard, that you are in agreement with a reduction of the number of stock option shares currently granted to you in exchange for certain consideration from MigraTEC set forth below.

The specific agreed upon changes to your stock option are as follows:

     1) The total number of shares in your stock option are hereby reduced from 1,500,000 shares to 750,000 shares at an exercise price of $.20 per share.

     2) Your right to exercise all or any portion of the 750,000 shares covered by your revised option, by tendering the appropriate payment to MigraTEC, is fully vested as of the date of this letter agreement and shall remain in effect for a period of four years after the date of any termination of your employment with MigraTEC, whether on a voluntary or involuntary basis.

     3) MigraTEC agrees to file a registration statement covering the shares underlying your stock option on or before October 15, 1999.

     4)  Your right to 3 weeks of paid vacation per year shall vest immediately.

To indicate your acceptance of the terms and conditions of this letter agreement and the modifications to your current stock option rights with MigraTEC, please sign both originals of this letter agreement and return one original to me. Thank you for your cooperation in this matter.


                                   Sincerely,


                                   /s/ W. CURTIS OVERSTREET
                                   ------------------------------
                                   W. Curtis Overstreet
                                   President, CEO and Director

Agreed and Accepted:


/s/ RICK J. JOHNSON
-------------------------
Rick J. Johnson


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



                                                                     EXHIBIT (2)

September 7, 1999

Mr. Joseph B. Meredith
4515 Shenandoah
Dallas, Texas  75205

Re:  Letter Agreement regarding Modification of Stock Options

Dear Joe:


Pursuant to our discussions, this letter agreement will act as a modification of your employment agreement and any other agreements which MigraTEC, Inc., may have with you with regard to any and all common stock options previously granted to you by MigraTEC. It is understood, in this regard, that you are in agreement with a reduction of the number of stock option shares currently granted to you in exchange for certain consideration from MigraTEC set forth below.

The specific agreed upon changes to your stock option are as follows:

     1) The total number of shares in your stock option are hereby reduced from 1,200,000 shares to 600,000 shares at an exercise price of $.20 per share.

     2) Your right to exercise all or any portion of the 600,000 shares covered by your revised option, by tendering the appropriate payment to MigraTEC, is fully vested as of the date of this letter agreement and shall remain in effect for a period of four years after the date of any termination of your employment with MigraTEC, whether on a voluntary or involuntary basis.

     3) MigraTEC agrees to file a registration statement covering the shares underlying your stock option on or before October 15, 1999.

     4)  Your right to 3 weeks of paid vacation per year shall vest immediately.

To indicate your acceptance of the terms and conditions of this letter agreement and the modifications to your current stock option rights with MigraTEC, please sign both originals of this letter agreement and return one original to me. Thank you for your cooperation in this matter.


                                   Sincerely,


                                   /s/ W. CURTIS OVERSTREET
                                   ------------------------------
                                   W. Curtis Overstreet
                                   President, CEO and Director

Agreed and Accepted:


/s/ JOSEPH B. MEREDITH
-----------------------
Joseph B. Meredith


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                                                                     EXHIBIT (2)

September 7, 1999

Mr. Benjamin Swirsky
350 Fairlawn Avenue
Toronto, Ontario
Canada  M5M-1T6

Re:  Letter Agreement regarding Modification of Stock Options

Dear Ben:


Pursuant to our discussions, this letter agreement will act as a modification of the existing options granted to you by MigraTEC, Inc. It is understood, in this regard, that you are in agreement with a reduction of the number of stock option shares currently granted to you in exchange for certain consideration from MigraTEC set forth below.

The specific agreed upon changes to your stock option are as follows:

     1) The total number of shares in your stock option are hereby reduced from 1,200,000 shares to 600,000 shares at an exercise price of $.20 per share.

     2) Your right to exercise all or any portion of the 600,000 shares covered by your revised option, by tendering the appropriate payment to MigraTEC, is fully vested as of the date of this letter agreement and shall remain in effect for a period of four years from the date of this letter.

     3) MigraTEC agrees to file a registration statement covering the shares underlying your stock option on or before October 15, 1999.

To indicate your acceptance of the terms and conditions of this letter agreement and the modifications to your current stock option rights with MigraTEC, please sign both originals of this letter agreement and return one original to me. Thank you for your cooperation in this matter.


                                   Sincerely,



                                   /s/ W. CURTIS OVERSTREET
                                   ------------------------------
                                   W. Curtis Overstreet
                                   President, CEO and Director

Agreed and Accepted:


/s/ BENJAMIN SWIRSKY
--------------------------
Benjamin Swirsky


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                                                                     EXHIBIT (2)

September 7, 1999

Mr. Deane C. Watson, Jr.
1800 Preston Park Blvd #115
Plano, Texas  75093

Re:  Letter Agreement regarding Modification of Stock Options

Dear Deane:

Pursuant to our discussions, this letter agreement will act as a modification of the existing options granted to you by MigraTEC, Inc. It is understood, in this regard, that you are in agreement with a reduction of the number of stock option shares currently granted to you in exchange for certain consideration from MigraTEC set forth below.

The specific agreed upon changes to your stock option are as follows:

     1) The total number of shares in your stock option are hereby reduced from 1,000,000 shares to 500,000 shares at an exercise price of $.20 per share.

     2) Your right to exercise all or any portion of the 500,000 shares covered by your revised option, by tendering the appropriate payment to MigraTEC, is fully vested as of the date of this letter agreement and shall remain in effect for a period of four years from the date of this letter.

     3) MigraTEC agrees to file a registration statement covering the shares underlying your stock option on or before October 15, 1999.

To indicate your acceptance of the terms and conditions of this letter agreement and the modifications to your current stock option rights with MigraTEC, please sign both originals of this letter agreement and return one original to me. Thank you for your cooperation in this matter.


                                   Sincerely,


                                   /s/ W. CURTIS OVERSTREET
                                   ------------------------------
                                   W. Curtis Overstreet
                                   President, CEO and Director

Agreed and Accepted:


/s/ DEANE C. WATSON, JR.
--------------------------
Deane C. Watson, Jr.

                                                                     EXHIBIT (2)

September 7, 1999

Mr. Richard A. Gray, Jr.
4430 Bordeaux
Dallas, Texas  75205

Re:  Letter Agreement regarding Modification of Stock Options

Dear Rick:

Pursuant to our discussions, this letter agreement will act as a modification of the existing options granted to you by MigraTEC, Inc. It is understood, in this regard, that you are in agreement with a reduction of the number of stock option shares currently granted to you in exchange for certain consideration from MigraTEC set forth below.

The specific agreed upon changes to your stock option are as follows:

     1) The total number of shares in your stock option are hereby reduced from 1,000,000 shares to 500,000 shares at an exercise price of $.20 per share.

     2) Your right to exercise all or any portion of the 500,000 shares covered by your revised option, by tendering the appropriate payment to MigraTEC, is fully vested as of the date of this letter agreement and shall remain in effect for a period of four years from the date of this letter.

     3) MigraTEC agrees to file a registration statement covering the shares underlying your stock option on or before October 15, 1999.

To indicate your acceptance of the terms and conditions of this letter agreement and the modifications to your current stock option rights with MigraTEC, please sign both originals of this letter agreement and return one original to me. Thank you for your cooperation in this matter.


                                   Sincerely,


                                   /s/ W. CURTIS OVERSTREET
                                   ------------------------------
                                   W. Curtis Overstreet
                                   President, CEO and Director

Agreed and Accepted:


/s/ RICHARD A. GRAY, JR.
--------------------------
Richard A. Gray, Jr.

                                                                     EXHIBIT (2)

September 7, 1999

Mr. Marcus R. Rowan
4514 Travis Street #218
Dallas, Texas  75205

Re:  Letter Agreement regarding Modification of Stock Options

Dear Marc:

Pursuant to our discussions, this letter agreement will act as a modification of the existing options granted to you by MigraTEC, Inc. It is understood, in this regard, that you are in agreement with a reduction of the number of stock option shares currently granted to you in exchange for certain consideration from MigraTEC set forth below.

The specific agreed upon changes to your stock option are as follows:

     1) The total number of shares in your stock option are hereby reduced from 1,100,000 shares to 550,000 shares at an exercise price of $.20 per share.

     2) Your right to exercise all or any portion of the 550,000 shares covered by your revised option, by tendering the appropriate payment to MigraTEC, is fully vested as of the date of this letter agreement and shall remain in effect for a period of four years from the date of this letter.

     3) MigraTEC agrees to file a registration statement covering the shares underlying your stock option on or before October 15, 1999.

To indicate your acceptance of the terms and conditions of this letter agreement and the modifications to your current stock option rights with MigraTEC, please sign both originals of this letter agreement and return one original to me. Thank you for your cooperation in this matter.


                                   Sincerely,


                                   /s/ W. CURTIS OVERSTREET
                                   ------------------------------
                                   W. Curtis Overstreet
                                   President, CEO and Director

Agreed and Accepted:


/s/ MARCUS R. ROWAN
-----------------------
Marcus R. Rowan


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